UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-922

(Commission File Number)

04-1366970

(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA 02199

(Address of principal executive offices)               (Zip Code)

Registrant´s telephone number, including area code: (617) 421-7000

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99 Press Release issued by The Gillette Company on November 4, 2003.

Item 12. Results of Operations and Financial Condition.

On November 4, 2003, The Gillette Company reported its earnings for the quarter ended September 30, 2003. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated November 4, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE GILLETTE COMPANY

                By: /s/ William J. Mostyn III,
                     Willliam J. Mostyn III
                     Secretary

November 4, 2003

EXHIBIT INDEX
Exhibit Number                        Description
99                                    Press Release issued by The Gillette Company on November 4, 2003.